SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
  Act of 1934

                           Filed by the Registrant

  Filed by a Party other than the Registrant

  Check the appropriate box:

       Preliminary Proxy Statement
   X   Definitive Proxy Statement
       Definitive Additional Materials
       Soliciting Material Pursuant to ss 240.14a-11(c) or ss 240.14a-12

                     CROWN ENERGY CORPORATION
         (Name of Registrant as Specified In Its Charter)

                              (same)
            (Name of Person(s) Filing Proxy Statement)

  Payment of Filing Fee (Check the appropriate box):

       No fee required.

 X Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

                 1) Title of each class of securities to which transaction applies: n/a

                 2) Aggregate number of securities to which transaction applies: n/a

                 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1 n/a

                 4)   Proposed maximum aggregate value of transaction:
            $500,000

                 5)   Total fee paid: $100.00

                        __________________

  1Set forth the amount on which the filing fee is calculated and state how it was determined.

            Fee paid previously with preliminary materials.

       Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                 1)   Amount Previously Paid:
                 2)   Form, Schedule or Registration Statement No.:
                 3)   Filing Party:
                 4)   Date Filed:

                     CROWN ENERGY CORPORATION

             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         October 21, 1997


  TO THE SHAREHOLDERS OF CROWN ENERGY CORPORATION:

   The 1997 Annual Meeting of Shareholders of Crown Energy Corporation, a Utah corporation, will be held on Tuesday, October 21, 1997, at 2:30 p.m., Mountain Standard Time, in Salon I of the Doubletree Hotel, 255 South West Temple, Salt Lake City, Utah, for the following purposes:

        1. To elect a Board of Directors, comprised of four persons, to serve until the next Annual Meeting of Shareholders or until their respective successors shall be duly elected or appointed.

        2. To approve the appointment of Pritchett, Siler and Hardy as the independent accountants for Crown Energy
       Corporation for the 1997 fiscal year.

        3. To approve the Crown Energy Corporation 1997 Long-Term Incentive Compensation Plan.

        4. To approve the transfer of the Company's oil sands reserves and related technology to a Joint Venture with MCNIC Pipeline & Processing Company.

   Only shareholders of record at the close of business on September 5, 1997, the "Record Date," are entitled to notice of, and to vote at, the Meeting. In accordance with Utah law, a list of the Company's Shareholders entitled to vote at the 1997 Annual Meeting will be available for examination at the offices of the Company, 215 South State Street, Suite 550, Salt Lake City, Utah 84111, for ten business days prior to the Annual Meeting, between the hours of 9:00 a.m. and 5:00 p.m., and during the Annual Meeting.

   All shareholders are cordially invited to attend the Meeting in person.

   Whether or not you expect to attend, please immediately sign and complete the enclosed Proxy Designation and Instruction Card ("Proxy") and return it in the envelope provided so that your shares may be represented at the
  Annual Meeting. No postage is required if a proxy is mailed in the United
  States. If a majority of outstanding shares are not present at the Meeting either in person or by proxy, the Meeting must be adjourned without conducting business, and additional expense will be incurred to resolicit the
  Shareholders for a new Meeting date.


  Date:  October 3, 1997     By Order of the Board of Directors




                                  Richard S. Rawdin, Secretary

                    CROWN ENERGY CORPORATION
                   215 South State, Suite 550
                  Salt Lake City, Utah  84111




                        PROXY STATEMENT
                              FOR
                 ANNUAL MEETING OF SHAREHOLDERS
                  TO BE HELD OCTOBER 21, 1997



                      GENERAL INFORMATION

 This Proxy Statement is furnished to shareholders of Crown Energy Corporation, a Utah corporation (the "Company"), in connection with the solicitation by the Company of Proxies, in the enclosed form, for use at the 1997 Annual Meeting of Shareholders of the Company (the "Meeting") to be held on Tuesday, October 21, 1997, at 2:30 p.m., Mountain Standard Time, in Salon I of the Doubletree Hotel, 255 South West Temple, Salt Lake City, Utah. The purposes of the Meeting are set forth in the accompanying Notice of Annual Meeting of Shareholders.

 A Proxy Designation and Instruction Card ("Proxy" or "Proxy
Card") for your use in connection with the Annual Meeting is enclosed. You are requested to sign and date the Proxy Card and to return it in the envelope provided.

Voting Securities

 The Board of Directors has fixed the close of business on September 5, 1997 as the Record Date for determination of Shareholders entitled to notice of and to vote at the 1997 Annual Meeting (the "Record Date"). As of the Record Date, there were issued and outstanding 11,572,141 shares of Common Stock. The holders of record of the shares of the Company's Common Stock on the Record Date entitled to be voted at the Annual Meeting are entitled to cast one vote per share on each matter submitted to a vote at the Annual Meeting.

Proxies

 Shares of Common Stock which are entitled to be voted at the Annual Meeting and which are represented by properly executed Proxies will be voted in accordance with the instructions indicated on such Proxies. If no instructions are indicated, such shares will be voted FOR all of the proposals listed on the Notice of Annual Meeting, including the election of each of the Director nominees described herein; and, in the discretion of the designated Proxy holders, as to any other matters which may properly come before the Annual Meeting.

 Any Shareholder signing and delivering a Proxy has the power to revoke it at any time before the vote at the Annual Meeting (a) by notifying the Secretary of the Company in writing prior to 2:30p.m. M.S.T. on October 21, 1997, (b) by signing and dating a later Proxy and submitting the new Proxy in time to be counted for the Annual Meeting, or (c) by attending the Annual Meeting and voting contrary to the submitted Proxy at the time votes are requested. Any written notice revoking a Proxy should be sent to Crown Energy Corporation, 215 South State, Suite 550, Salt Lake City, Utah 84111, Attention: Richard S. Rawdin, Secretary.


 If a Shareholder wishes to designate someone other than the designated persons named on the Proxy Card as his authorized agent to vote at the 1997 Annual Meeting, you may do so by crossing out the names of all of the designated persons printed on the Proxy Card and by writing in the name of another person or persons (not more than 2) to act as agent for the Shareholder in voting his shares. Such a special designation signed by the Shareholder(s) must be presented at the Annual Meeting by the person or persons you have designated on the Proxy Card.

 The cost of preparing, assembling and mailing this Proxy Statement and related materials will be borne by the Company. The solicitation of Proxies by the Directors is being made by mail, and may also be made by agents of the Company, in person, by telephone, or by mail. No additional compensation will be given to employees or Directors for such solicitation. Custodians of securities held for Shareholders of record (for example, banks, brokers, etc.) may be paid their reasonable out-of-pocket expenses incurred in forwarding Proxy Cards and this Proxy Statement to Shareholders.

 This Proxy Statement and the enclosed form of Proxy are being mailed to Shareholders beginning on October 3, 1997. Mailed together with this Proxy Statement is a copy of the Company's Annual Report to Shareholders for the year ended December 31, 1996. Shareholders who do not receive a copy of the 1996 Annual Report with this Proxy Statement, or who desire extra copies, should contact the Company at (801) 537-5610.

Votes Required For Action to be Taken at the 1997 Annual Meeting

 A majority of the share votes entitled to be cast at the Annual Meeting (legal ownership of outstanding shares as of the Record
Date) must be present in person or by Proxy for a quorum to exist at the Annual Meeting. Abstentions and broker non-votes are counted "present" for determining the presence or absence of a quorum for the transaction of business.

 In the election of Directors, the four (4) nominees receiving the highest number of votes cast in their favor will be elected as the Board of Directors of the Company for the 1997-98 period until the 1998 Annual Shareholders' Meeting. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of Directors.

 As to proposal Numbers 2 and 3 for shareholder action at the Annual Meeting, a majority of the shares present at the Annual Meeting, once a quorum is established, must be voted in favor of the proposal for it to be adopted as the action of the Shareholders. Accordingly, abstentions and broker non-votes will have the effect of a NO vote, and thus could affect the outcome.

 A majority of the shares entitled to vote on Proposal 4 will be required to approve such matter. In other words, of the 11,572,141 shares of Common Stock outstanding and entitled to vote as of the Record Date, at least 5,786,071 shares must be voted in favor of Proposal 4 for it to pass as the action of the Shareholders. Accordingly, abstentions and broker non-votes will have the effect of a NO vote, and thus could affect the outcome.

 Holders of shares of Common Stock are entitled to one vote at the Annual Meeting for each share held of record at the Record
Date.

          LAST YEAR'S (August 30, 1996) ANNUAL MEETING

 The 1996 Annual Meeting of the Shareholders was held on August 30, 1996 in Salt Lake City, Utah. There were 6,645,949 shares of Common Stock represented at the 1996 Annual Meeting in person or by proxy, which shares constituted a legal quorum. Each of the nominees to the Board of Directors presented to the 1996 Annual Meeting was voted upon separately, and each was elected by the affirmative vote of more than 97% of the shares present and voting.

                   MANAGEMENT OF THE COMPANY

Board of Directors

 The business of the Company is managed under the direction of its Board of Directors. The Board has responsibility for establishing broad corporate policies, for the overall performance of the Company and for the election and compensation of officers of the Company. The Executive Officers of the Company are in charge of the day to day affairs of the Company.

 The Board of Directors meets regularly during the year to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings when one or more important matters requires Board action between scheduled meetings.

 As disclosed to the Company, the Board of Directors as presently constituted beneficially own as a group 5,311,103 shares, or approximately 39.7% of the Company's outstanding Common Stock as of the Record Date, including 1,794,444 option shares exercisable within 60 days of the Record Date but which were unexercised as of the Record Date.

 The Board of Directors held three (3) meetings during 1996.
All Directors attended all of the Board.

 As presently constituted, the Board of Directors has no functioning committees taking any of the responsibilities of the Board.

Executive Officers

 Set forth on Table 1, below, are the names, ages, primary areas of responsibility, and economic and beneficial stock ownership (as of December 31, 1996) of the Company's Executive Officers. Executive Officers serve at the pleasure of the Board of Directors, although as disclosed later in this Proxy Statement, all of the Executive Officers also are currently and proposed to continue as Directors of the Company.

                            Table 1

         Executive Officers of Crown Energy Corporation

James A. Middleton, 61, is Chief Executive Officer of the Company and Chairman of the Board of Directors. At the Record Date, Mr. Middleton was the beneficial owner of 355,000 shares of Common Stock, including 300,000 option shares exercisable within 60 days, but not yet exercised.

Jay Mealey, 41, is President and Chief Operating Officer of the Company, and is Director or the Company. At the Record Date, Mr. Mealey beneficially owned 2,200,199 shares of Common Stock, including 548,148 option shares exercisable within 60 days, but not yet exercised. Also includes 110,000 shares gifted to Glenn Mealey, as custodian for Mealey's children, Cameron and Andrew Mealey. Mr. Mealey expressly disclaims beneficial ownership of the foregoing gifted shares.

Richard S. Rawdin, 39, is Vice President and Chief Financial and
Accounting Officer of the Company.  At the Record Date, Mr.
Rawdin beneficially owned 594,308 shares of Common Stock, including 398,148 option shares exercisable within 60 days, but not yet exercised.

 Based on their disclosed share holdings at the Record Date, all of the Company's Executive Officers as a group (three (3) persons, beneficially owned a total of 3,149,507 shares, or approximately 24.65%, of the Company's Common Stock (including 1,246,296 shares subject to unexercised options exercisable within 60 days), all percentages calculated as of the Record Date.

                   COMPENSATION OF MANAGEMENT

Director Compensation

 The Company does not compensate its Directors for service in that capacity. Those Directors who are also Executive Officers are paid compensation for that service. Directors who are not Executive Officers serve without compensation, other than reimbursement of expenses, but may be hired by the Company as professional advisors and paid in that capacity.

Summary of Compensation to Certain Executive Officers

 Set out in Table 2, below, is a Summary Compensation Table showing the various elements of compensation earned during 1996 and during the previous two years by the Company's Chief Executive Officer. No Executive Officer was compensated at $100,000 or more during any of the prior three years. The information on other Executive Officers was calculated for each year was determined for this purpose on the same basis as for the Chief Executive Officer:

                            Table 2
                   Summary Compensation Table


                        Annual Compensation Long-Term Compensation Awards



 Name and               Year  Salary  Bonus  Restricted  Options All Other
 Principal Position            ($)      ($)      Stock      SARS 2 Compens
                                                Award(s)     ($)    ation
                                                   ($)               ($)



James A. Middleton,     1996    0        0          0      300,000    0
Chairman and Chief      1995    0        0          0         0       0
Executive Officer of    1994    0        0          0         0       0
the Company





1Bonuses are listed in the year earned and normally accrued, although such bonuses may be paid in the following year. Stock bonuses are valued at the market value on
                      the date of receipt.

2The Company has never issued SARs.



        Stock Options and Similar Awards To Management.

   Table 3 provides information concerning the stock options and similar awards provided to the Executive Officers listed in Table
 2 during 1996.  There were no option exercises by these listed
                Executive Officers during 1996.

                             Table 3
     Option Grants To Certain Executive Officers During 1996

                        Individual Grants


                       % of Total
Name       Options    Options/SARS                            Potential
             SARS     Granted to     Exercise or             Realizable
            Granted   All Employees  Base Price   Expiration  Value
              (#) 1   in Fiscal Year ($/Sh) 2         Date    5%  10%


James A.
Middleton   300,000       100%          $0.66   02/02/01  $54,000 $120,000







    1 The Company has never issued SARs.

    2 The 1996 Options were awarded by the Board of Directors on
 February 2, 1996.  The exercise price is
   [the "last sale" price quotation for the Company's common stock on the last business day prior to the date of grant.]

Certain Relationships and Related Transactions

 During the year ended December 31, 1996, the Company executed promissory notes payable to Mr. Thomas W. Bachtell, Esq., a Director of the Company, for loans to the Company including accrued interest and salary payable in the amount of $63,051 and bearing interest at the rate of 9% per annum replacing prior promissory notes. The foregoing notes mature on July 1, 1998 (or earlier upon the Company's receipt of at least $2,000,000 as a result of any offering of its securities).

 The Company also executed a promissory note payable to Mr. Jay Mealey, President, Chief Operating Officer, Treasurer and a Director of the Company for amounts loaned to the Company in the amount of $58,196 and bearing interest at a rate of 9% per annum replacing a prior promissory note. The foregoing note matures on July 1, 1998 (or earlier upon the Company's receipt of at least $2,000,000 as a result of an offering of its securities).

Other Transactions

 During 1996, the Company incurred approximately $43,917 in legal fees to Pruitt, Gushee & Bachtell, a law firm of which Mr. Thomas
W. Bachtell, a Director of the Company, is a shareholder and director.

                      PRINCIPAL SHAREHOLDERS

 The Messrs. Mealey and Bachtell are the only persons known to the Company to be the beneficial owner (within the meaning of applicable governmental regulations) of five percent (5%) or more of any class of the Company's voting securities as of the Record Date. Mr. Mealey's share ownership is set out under the heading "EXECUTIVE OFFICERS OF THE COMPANY," above. At the Record Date, Mr. Bachtell's beneficial share ownership consisted of 2,161,596 shares, including 548,148 option shares exercisable within 60 days, but not yet exercised, and 5,000 shares held as trustee of the Nielson Family Trust - their addresses are set out under the heading "ELECTION OF DIRECTORS," below.

                 PROPOSALS FOR SHAREHOLDER ACTION

Item No. 1:  Election of Directors

 A board of four directors is to be elected at the Meeting, to hold office until the next Annual Meeting of Shareholders and until their respective successors are duly elected and qualified. Unless otherwise instructed, the proxy holders will vote all Proxies received by them FOR the election of the four nominees named below, who are the nominees of the current Board of Directors, all of whom are shareholders of the Company. Nominations for election as a Director also will be accepted from the floor by any Shareholder at the 1997 Annual Meeting. While no formal procedure exists with respect to nominations for Director outside of the Annual Meeting, Shareholders are free to write to the President of the Company with any suggestions concerning nominations to the Board of Directors.

 Individuals receiving the most votes will be elected. All nominees are present members of the Board of Directors. All duly signed and delivered proxies will be voted FOR the election of ALL of the nominees listed below in the absence of contrary direction. The Directors know of no reason why any nominee listed below may be unable to serve as a Director. If any nominee is unable to serve, the shares present at the 1997 Annual Meeting through proxies will be voted FOR the election of such other person(s) as the Board of Directors may nominate at the Annual Meeting, or the current Directors may conclude to reduce the number of Directors to be elected.

 All of the nominees were elected to their present term of office by a vote of the Shareholders at the 1996 Annual Meeting.

Nominees

 There is set forth below as to each of the four (4) Board nominees for election as a Director of the Company, his/her age, the year he/she first became a Director of the Company, his/her principal occupation, his/her business experience during the past five years, other material officerships or directorships in other companies held at this time. The beneficial stock ownership of the nominees in the Company's common stock as of the Record Date is set out under the heading "EXECUTIVE OFFICERS OF THE COMPANY," above.

 James A. Middleton, 61, is Chairman and Chief Executive Officer of the Company. Previously Mr. Middleton was President of ARCO Oil and Gas Company as well as Executive Vice President and a member of the Board of Directors of Atlantic Richfield Company. He remains on the Board of Directors of ARCO Chemical Company and is Executive Vice President - Emeritus of ARCO. Mr. Middleton also serves on the Board of Directors of Texas Utilities Company as well as many community and civic organizations. Mr. Middleton joined the Board of Directors of Monterey Resources, Inc. in July, 1997.

 Jay Mealey, 41, has been the President, Treasurer and a Director of the Company since 1991. Mr. Mealey became Chief Operating Officer in 1996. Mr. Mealey has been actively involved in the oil and gas exploration and production business since 1978. Prior to employment with the Company, he was Vice President of Ambra Oil and Gas Company and worked for Belco Petroleum Corporation and Conoco, Inc. in their exploration divisions. Mr. Mealey is responsible for managing the day to day operations of the Company. He is a full-time employee and it is anticipated that he will devote one hundred percent of his time to the Company.

 Richard S. Rawdin, 39, is Vice President and the Chief Financial and Accounting Officer of the Company. Prior to joining the Company in 1991, he was Controller and Vice President of Finance for Kerry Petroleum Company, Inc. where he was responsible for directing the financial and accounting affairs of the Company, its two subsidiaries and six partnerships. Prior to that, he was a Senior Consultant with Deloitte and Touche. Mr. Rawdin is a full-time employee of the Company and it is anticipated that he will devote one-hundred percent of his time to the Company.

 Thomas W. Bachtell, 46, is a practicing natural resources attorney and President of the law firm of Pruitt, Gushee & Bachtell. Mr.
Bachtell's law practice focuses on advising and assisting oil, gas and mineral companies in their exploration and development activities in the Rocky Mountain States.

The Board of Directors Recommends a Vote FOR all four nominees.

 Item No. 2:  Approval of the Board's Selection of Auditors

 At the Annual Meeting, the Shareholders will be asked to approve the Board's selection of Pritchett, Siler and Hardy as the independent public accountants to audit the financial statements of the Company for the 1997 fiscal year. Pritchett, Siler and Hardy has audited the financial statements of the Company for the last seven fiscal years. The Company does not anticipate that any representatives of Pritchett, Siler & Hardy will be present at the Meeting.

 Unless a contrary choice is specified, Proxies received by the Company pursuant to this solicitation will be voted FOR the appointment of Pritchett, Siler and Hardy as the independent public accountants of the Company for the 1997 fiscal year.

  The Board of Directors Recommends a Vote FOR the appointment of
 Pritchett, Siler and Hardy as the independent public accountants of the Company for the 1997 fiscal year.

             Item No. 3: Approval of the Crown Energy Corporation Long Term Equity-Based
             Incentive Plan

 The Board of Directors has adopted the Crown Energy Corporation Long-Term Equity-Based Incentive Plan ("Plan"), subject to approval by the Shareholders at the Annual Meeting. (A copy of the Plan is attached to this Proxy Statement as Appendix "A". The information in the following summary statement is limited in its scope. Please refer to the Plan itself for a fuller explanation of its terms. If any conflict is seen between this summary statement and the Plan itself, the Plan will govern all such conflicts.) The purpose of the Plan is to assist the Company in attracting, retaining and motivating executive officers and other key employees essential to the success of the Company through performance-related incentives linked to long-range performance goals. Performance goals under the Plan may be based on individual performance of the particular employee and/or include criteria such as absolute or relative increases in total shareholder return, revenues, sales, net income, or net worth of the Company, any of its subsidiaries, divisions, business units or other areas of the Company, all as the Board may determine. The Board believes that the Plan is necessary in order for the Company to attract and retain qualified executive officers capable of directing the Company through an ever-changing and increasingly competitive business environment, and that the Plan will more closely align Executive Officer incentives and total compensation with the economic interests of the Shareholders.

 The Board also believes that the Plan is essential for the Company to maintain for its key employees an appropriate and competitive balance of base salaries, annual incentives and long-term incentives.

 The Plan provides for discretionary awards ("Awards") of nonqualified stock options. All Awards will be made in, or based on the value of, the Company's Common Stock at the date of award grant.

 The Plan will be administered by the Board of Directors. The selection of key employees who are to receive Awards under the Plan, as well as all terms, conditions, performance criteria and restrictions applicable to each Award will be determined by the Board in its discretion.

 The maximum number of shares of Common Stock for which Awards may be granted under the Plan is 2,000,000 subject to adjustment in the event of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split, or other similar event. Shares subject to previously canceled, lapsed or forfeited Awards may be reissued under the Plan. The shares to be issued under the Plan may consist of authorized but unissued shares or shares purchased in the open market.

 Regular, full-time employees of the Company and its subsidiaries or affiliates who are designated by the Board will be eligible to participate in, and receive Awards under, the Plan. All of the executive officers of the Company will be eligible to participate in the Plan, and it is intended that all of them will participate.

 Stock Options. The number of shares and other terms of each grant will be determined by the Board. The price payable upon exercise of an option may not be less than 100% of the fair market value of the Common Stock at the time of the grant, and may be paid in cash or with shares of Common Stock. Under the terms of the Plan, options may not be exercised until at least six months after they are granted, except in the case of the death or disability of the participant or a change in control of the Company. Options may remain outstanding for no more than ten years. During the lifetime of the employee receiving the Option (the "Optionee"), the Option may be exercisable only by the Optionee and shall not be assignable or transferrable. Each Option will become exercisable in such installments, at such time or times, and is subject to such conditions, as the Board, in its discretion, may determine at or before the time the Option is granted. The Board may provide for the accelerated exercisability of an Option in the event of the death, disability or retirement of the Optionee and may provide for expiration of the Option prior to the end of its term in the event of the termination of the Optionee's employment.

 In the event of a change in control of the Company, all outstanding stock options shall immediately become fully vested, and all restrictions on all outstanding Awards shall be deemed to have been fully satisfied, unless the transaction or event constituting the change in control was approved in advance by a majority of the Company's Board of Directors. Under the terms of the Plan, a change in control shall be deemed to have occurred if: (i) any person becomes the beneficial owner of 20% or more of the Company's voting securities excluding those shares issued directly pursuant to negotiations with the Company's Board; (ii) the Company is involved in a merger, acquisition or similar transaction pursuant to which the Company's directors immediately before the transaction ceases to constitute a majority of the Company's directors after the transaction; or (iii) the Company is involved in a transaction pursuant to which it is not the surviving corporation, its Common Stock is exchanged for, or converted into securities of another entity, it becomes a subsidiary of another entity, or 50% or more of its assets or business is sold to another entity.

 The Plan may be amended, modified, suspended or terminated by the Board of Directors at any time. No amendment shall be effective prior to approval of the shareholders to the extent such approval is necessary to comply with any legal requirement, including the requirement for the performance based compensation exception under Internal Revenue Code Section 162(m). If not earlier terminated, the Plan shall terminate on December 31, 2006.

Federal Income Tax Consequences

 The grant of an option under the Plan will not cause the recognition of ordinary income by the participant or entitle the Company to a compensation deduction for federal income tax purposes because, under existing Treasury regulations, such an option does not have a "readily ascertainable" fair market value. The exercise of an option which is not subject to any restrictions on the participant's ownership or disposition thereof will cause the recognition of taxable compensation income in an amount equal to the difference between the exercise price and the fair market value on the exercise date of the shares purchased by the participant. The Company will be able to take a corresponding tax deduction for compensation expense in an amount equal to the compensation recognized by the participant.

 If restrictions apply to the shares acquired upon exercise of an option, the time of recognition of taxable compensation income and the amount thereof, and the availability of a corresponding tax deduction to the Company, will be determined when such restrictions cease to apply.

 The Board of Directors has previously adopted the Plan, subject to shareholder approval at the 1997 Annual Meeting. The Board believes that the approval and adoption of the Plan will advance the interests of the Company and its shareholders by enabling the Company to attract and retain high caliber, motivated executive officers and other key employees by offering compensation incentives which provide such officers and employees with a sense of proprietorship through stock ownership.

Shareholder Approval; Effect of Non-Approval.

  Approval of the Plan requires that a majority of the shares present at the Annual Meeting vote in favor of the Plan at the Annual Meeting exceed the number of votes cast in opposition to the Plan. Approval of the Plan will not result directly in the grant of any Awards to Executive Officers, key employees of the Company. Shareholder approval will, however, allow the Company to use the plan as it was intended and approved by the Directors: as an incentive to excellent performance, even if the value of Awards may total in excess of $1,000,000 over time. If the Shareholders fail to approve the Plan in this vote, the Company will continue to use the Plan and will grant future Awards under it. The only result of Shareholder non-approval at this time is that the Company may be denied a tax deduction for compensation to an executive officer to the extent that compensation, including option exercises under the Plan, exceeds $1,000,000.

Certain Interests of Directors

 In considering the recommendation of the Board of Directors with respect to the Plan, Shareholders should be aware that the members of the Board of Directors have certain interests which may present them with conflicts of interest in connection with such proposal. All Directors would be eligible to participate in the Plan.

 The Board of Directors believes that the Plan is in the best interests of the Company and its Shareholders, and therefore, unanimously recommends a vote FOR the Plan. In considering the foregoing recommendation of the Board of Directors, Shareholders should be aware that the current members of the Board of Directors own, in the aggregate, approximately 39.7% of the shares of the

Company's issued and outstanding Common Stock, including option shares exercisable within 60 days of the Record Date.

  The Board of Directors Recommends a Vote FOR Approval of the
 Crown Energy Equity-Based Long-Term Incentive Plan.

             Item No. 4:  Approval of the Transfer of the Company's
 Oil Sands Reserves and
             Related Technology to A Joint Venture with MCNIC Pipeline & Processing Company

General Background of the Joint Venture Proposal

 The Company has been actively seeking opportunities to develop and profit from its large holdings of oil sands at Asphalt Ridge in Eastern Utah, particularly as the revenue production abilities of the Company's other assets declines. As part of its ongoing efforts to finance the Asphalt Ridge project, the Company began discussions with representatives of MCN Energy Group, Inc., a large diversified energy holding company with approximately $4 billion in assets ("MCN"). These discussions produced an agreement in principle for MCN to provide financial and other resources to the Company to assist in the commercial exploitation of the Company's oil sands reserves.

 Further discussions produced a joint venture concept whereby the Company's Crown Asphalt Corporation subsidiary, the legal owner of the oil sands reserves and certain proprietary licenses to oil sands technology ("Crown"), would form a new limited liability company (the "Joint Venture") with MCN's MCNIC Pipeline & Processing Inc. subsidiary ("MCNIC"). The deal calls for Crown to contribute some cash, equipment, the oil sands reserves, and Crown Asphalt's technology licenses to the new Joint Venture, and for MCNIC to contribute cash. In return, both Crown and MCNIC would be members in the Joint Venture, with the relative percentage of their ownership determined by what each one ultimately puts into the Joint Venture and, to some extent, how the Joint Venture performs economically.

 The following summary describes the Joint Venture in more detail, focusing on its impact and potential for the Company. The Company believes that the Joint Venture offers significant potential economic benefits to the Company, including the opportunity for profitable exploitation of its oil sands reserves that are currently producing no revenue because the Company has insufficient funds to develop them. For these reasons, the Board of Directors has approved the Joint Venture unanimously, and recommends that the Shareholders also vote to approve it.

 Shareholders who disagree with the Joint Venture are entitled to perfect their Dissenters Rights under Utah law. See "RIGHTS OF
DISSENTING SHAREHOLDERS," below.

 Because the Joint Venture is only recently formed, with limited assets, it currently has no meaningful financial information to provide to the shareholders of the Company other than as set forth textually below. Detailed financial and other information concerning the Company's oil sands reserves and the recent financial results of the Company are contained in the Company's Annual Report to Shareholders and in the Company's most recent quarterly report on Form 10-Q, both of which accompany this Proxy Statement. Shareholders who do not receive an Annual Report and a Form 10-Q for the June 30, 1997 quarter should contact the Company and a set will be sent out to them. On September 2, 1997, the date preceding the public announcement of the transaction, the Company's shares traded on the NASD Electronic Bulletin Board at the bid and ask prices of $.75-$.81.

The Recommendation of the Board of Directors

 The Board of Directors believes that the Joint Venture represents a significant and positive event in the Company's development, and that the Joint Venture is a preferable course of action to its other alternatives because the Joint Venture provides the Company with the opportunity to develop its considerable oil sands reserves in coordination with a financially solid natural resource industry participant. The Joint Venture provides for MCNIC to contribute 75% of the costs of the initial plant (the "Initial Plant") and for Crown to contribute all of its oil sands reserves, certain equipment and cash equal to the 25% of total costs.

 The Board of Directors unanimously recommends that the Company's shareholders vote FOR the Joint Venture.

 The Joint Venture will complete up to $400,000 of detailed engineering and the Board has agreed to participate for its $100,000 (25%) share, but will wait for the Shareholder vote to proceed further with the Joint Venture. If the Shareholders do not approve the transfer of the oil sands reserves to the Joint Venture, the Company will not be obligated to reimburse MCNIC for its initial capital contribution of $300,000, but will have lost the Company's $100,000 contribution. (See below)

 In coming to its decision to recommend the Joint Venture to the Shareholders, the Board of Directors considered a number of factors, including without limitation, (i) MCNIC's financial resources and reputation in the natural resource industry; (ii) its other financing alternatives; and (iii) the terms and conditions of the Joint Venture agreement, including the required capital contributions from both Crown and MCNIC and the ability of Crown to participate meaningfully in the management of the Joint Venture.
The Board of Directors did not assign relative weights to any specific factor in reaching its recommendation.

The Joint Venture

 Various written agreements create and govern the Joint Venture. These documents are not attached to this Proxy Statement because of their size and complexity. The Joint Venture's Operating Agreement will be filed with the Company's future public filings and will be available publicly at that time.

  Limited Liability Company Status

 The Joint Venture is a newly formed Utah limited liability company called "Crown Asphalt Ridge, L.L.C.", and Crown and MCNIC are the members of the Joint Venture. Crown and MCNIC will be entitled to the protections and benefits afforded by the Utah Limited Liability Company Act (the "Act"). Under the Act, members of limited liability companies are afforded limited liability protection similar to that afforded to shareholders of a corporation in that the members' risk from the operation of the enterprise is limited to the loss of the members' investment without recourse to the members' other assets. Accordingly, except as described below in connection with the Company's guaranty (the "Guaranty") of Crown's obligations, neither the Company nor Crown will face liability from the operation of the Joint Venture which exceeds the value of the oil sands properties and other capital contributions made to the Joint Venture.

 Sharing In Profits and Losses of the Joint Venture

 MCNIC and Crown will initially own shares of 75% and 25%, respectively, in the profits, losses and obligations of the Joint Venture. Once the Initial Plant is built by the Joint Venture and the economic operations of the Joint Venture are successful to the extent of paying out profits to MCNIC equal to 115% of its investment in the Joint Venture, excluding tax benefits, Crown's interest in the Joint Venture will increase to 50%. Thereafter the Joint Venture may build other plants to further develop the oil sands reserves. These plants will require additional capital contributions from Crown and MCNIC, which are described in more detail below. Crown or the Company may participate up to 50% in the additional facilities and there are provisions for the Company to retain an interest in these facilities after the recoupment of certain amounts in the event the Company does not participate in its costs of such additional facilities, as provided in the "Back-In Option."

  Required Capital Contributions from Crown and MCNIC

 The Joint Venture will proceed in phases in order to shepherd the risks and resources of the Members. Each phase calls for the Members to contribute new capital to move the Joint Venture through the next phase. The first phase is now underway, this phase calls for detailed engineering and verification of the oil sands reserves of the Company. Approval by the Shareholders of the Company for the transfer of the oil sands reserves and the other Company property to the Joint Venture is part of this first phase. MCNIC and Crown have already agreed to contribute capital to the Joint Venture to achieve the first phase of $300,000 and $100,000 respectively. This first phase is scheduled to be completed by November 1, 1997, subject to the Shareholders approval.

 Based on the results of the first phase, either Crown or MCNIC may choose to abandon the Joint Venture. If MCNIC elects not to proceed, Crown retains all of the oil sands reserves and its processing technology, but Crown may not recover its $100,000 initial contribution. If Crown elects not to proceed but MCNIC wishes to do so, Crown must contribute to the Joint Venture a sublicense of its license of proprietary oil sands extraction technology from Park Guymon Enterprises and the oil sands reserves, subject to Shareholder approval at the Annual Meeting, and also subject to Crown's the Back-In Option, defined below.

 Assuming Crown and MCNIC both elect to proceed with the construction of the Initial Plant, Crown must contribute the following to the Joint Venture:

      1. Crown's rights as lessee under certain equipment leases on mining equipment with a fair market value of up to $3.5 million dollars (MCNIC has agreed that this contribution will be accepted in lieu of $3.5 million in cash);

      2. A sublicense of Crown's License of proprietary oil sands refining technology from Park Guymon Enterprises;

      3. The oil sands reserves. (These properties are initially valued for the Initial Plant at $500,000); and

      4. An amount of cash, if any, needed to bring Crown 's new capital contributions up to 25% capital to construct the Initial Plant, giving full credit to the $3.5 million of equipment leases and the $500,000 of property rights in 1 and 3 above.

 MCNIC will fund 75% of the amounts required by the Joint Venture to construct the Initial Plant and to operate the Joint Venture. It is presently estimated that the Initial Plant will cost $15 million to construct, but the foregoing number may be modified during the conducting of detailed engineering.

 Both Members may make such additional contributions as may be required or agreed in the course of building the Initial Plant.

  Penalties for Failure to Contribute Capital as Required

 In the event either Crown or MCNIC (the "Delinquent Member") fails to contribute as required, the Joint Venture or the other Member (the "Non-Defaulting Member") may exercise several specified remedies provided that under no circumstances may the Delinquent Member be liable for more than the obligation owed. The remedies which may be exercised by the Non-Defaulting Member include, (i) legal action to collect the payment to the Joint Venture by the Delinquent Member, together with interest thereon; and (ii) the election by the Non-Defaulting Member to advance the Delinquent Member's contribution to the Joint Venture and designate whether such advance is to be treated as a Capital Contribution by the Non-Defaulting Member or as a loan repayable on demand. In the event that the Non-Defaulting Member elects to treat its advance as a Capital Contribution to the Joint Venture, the Delinquent Member's interest in the Joint Venture will be reduced by the percentage which the unpaid contribution bears to the total Capital Contributions of all of the Members, including the contribution made by the Non-Defaulting Member.

 In order to secure any loan made by the Non-Defaulting Member to the Delinquent Member, the Delinquent Member will also be required to grant to the Joint Venture and to the Non-Defaulting Member a security interest in the Delinquent Member's interests in the Joint Venture.

  Conditions Precedent to the Requirements to Contribute Capital to the Joint Venture; Representations and Warranties

 MCNIC and Crown have made representations, warranties and covenants to each other in the Joint Venture agreements, and these have been reviewed and approved by the management and legal counsel of both Members. The obligations of both Members to contribute capital to the Joint Venture are subject to the satisfaction of certain conditions precedent, including the prior performance of required acts by the other party, the truthfulness of the representations and warranties made by the Members to each other in the Joint Venture agreements, and the ongoing legal and practical ability of the Joint Venture to perform as intended by the Members.

 Once certain time periods have passed and/or certain events have occurred, the failure to make required capital contributions by a Member may have different consequences.

  Subsequent Plants

 Under the Joint Venture Operating Agreement, the Members may construct up to two subsequent plants (the "Subsequent Plants"), similar to the Initial Plant if the economics of the Joint Venture's oil sands processing business so permit. In summary, a Subsequent Plant may be constructed if certain economic returns (approximately 18% on 50% of its Capital Contributions to the Joint Venture or any successor joint venture during any 12 month period) have been experienced by MCNIC from the Initial Plant and if the Members believe or are independently advised that a sufficient market exists to allow for the operation of the Subsequent Plant without damaging the competitive position or returns of the earlier already built plants. The agreement of MCNIC and Crown is that any Subsequent Plant will be held and operated by a separate legal entity (a "Successor Joint Venture") formed by the Members with similar provisions as the Joint Venture entity described above. Crown may elect to participate in either of the Subsequent Plants and may obtain, at its option, between 10% and 50% of the interests in the newly formed entity. A portion of Crown's obligations to contribute to the Successor Joint Venture may be satisfied through the value of the contributed properties which Crown may be credited with, as described below.

 Following the determination by both Members or one Member to proceed with the construction of a Subsequent Plant, the Joint Venture will convey to the Successor Joint Venture sufficient oil sands reserves or other property and water rights to enable it to sustain operations in accordance with the applicable projections and market study. If, during the twelve months prior to the sale of products from the first Subsequent Plant, MCNIC has realized a return of approximately 30% on 50% of its Capital Contributions to the Joint Venture, Crown will be credited with a value for these reserves and properties equal to $.10 per barrel for the products estimated to be produced from the plant over a 20 year period.

 If Crown elects not to proceed with any Subsequent Plant, and to not make the needed capital contributions to build and operate the Subsequent Plant, Crown will have a reduced interest in the Subsequent Plant (but will still be credited with an interest equal to the value of the contributed properties if the requisite return is achieved), subject to an escalation under the Back-In Option.

 Whether or not Crown elects to proceed with either Subsequent Plant, if the Subsequent Plants reach certain levels of economic success (approximately 115% of its investment without giving effect to any tax benefits), Crown will receive an increased interest of 10% in the Subsequent Plant as a result of its oil sands properties and technology being used by the Subsequent Plant(s).

Management of the Joint Venture; Major Decisions

 The Joint Venture is governed by a Management Committee consisting of five Managers. Initially, MCNIC is entitled to appoint four Managers and Crown, one Manager. MCNIC's Manager appointees have yet to be named. Crown's Manager appointee is Mr. Jay Mealey, the Company's President. A Chairman of the Management Committee is elected by a majority vote of the Managers. Managers may be removed or replaced from time to time by the Member which appointed them.

 When the Initial Plant is completed both Crown and MCNIC will be entitled to appoint one Manager for each 20% of Joint Venture interest held by that Member (rounded to the nearest 20% level), provided, that MCNIC and Crown shall each be entitled to at least one Manager at all times that they are Members of the Joint Venture. The size of the Management Committee may be increased to six Managers if the foregoing calculation requires it.

 In carrying out their duties, each Manager is required to manage the Joint Venture in a good faith manner and with such care as an ordinarily prudent person in a like position would exercise under similar circumstances. The Managers shall not be liable to the Joint Venture or to any Member for their good faith actions or failures to act or for any errors of judgment or for any acts or omissions believed in good faith to be within the scope of their authority. Further, subject to the limitations of the Act, the Joint Venture will indemnify and hold harmless each of the Managers and any of the Joint Venture's officers, as described below, from and against any third party claims arising as a result of any good faith act or omission of any such Manager or officer. The Joint Venture's obligation to indemnify the foregoing persons, however, is limited to the extent of the net assets of the Joint Venture.

 The Managers may designate one or more persons to act as officers of the Joint Venture. Such officers may bear the titles and responsibilities typically associated with a business corporation formed under the Utah Revised Business Corporation Act, such as "President" or "Managing Director", etc. The Managers shall serve without receiving any fee or salary from the Joint Venture, but shall be entitled to reimbursement by the Joint Venture for any reasonable out-of-pocket costs incurred on the Joint Venture's behalf.

 Management decisions shall generally be made through a majority vote of the Managers. However, certain "Major Decisions" such as:
(i) the approval of the detailed engineering for the Initial Plant;
(ii) the approval of, or substantial amendment to, the annual operating plan (the "Annual Operating Plan"); and (iii) calls for additional Capital Contributions (except for calls contemplated by the EPC Contract and those required to maintain the Joint Venture in emergencies); most distributions to the Members, require unanimous approval of the Managers.

 The Joint Venture's operations shall be conducted each year pursuant to an Annual Operating Plan. The Annual Operating Plan shall address all aspects of the Joint Venture's operations for the coming year, including budgeting for operations, the mining of oil sands products and the marketing of those products. In the event the Management Committee is unable to unanimously approve an Annual Operating Plan for any given calendar year, a majority of the Managers shall have the authority to continue to maintain the Joint Venture's operations at levels comparable to those approved under the last Annual Operating Plan.

  Additional Opportunities Within the Project Area and Area of
 Mutual Interest

 The Joint Venture may elect to pursue additional opportunities ("Additional Opportunities") in the Project Area which are brought to its attention by one of its Members. Should the Joint Venture elect to pursue such an Additional Opportunity, it may do so either through the Joint Venture entity or by forming a new company containing terms and provisions substantially similar to those of the Joint Venture. In the event that the Joint Venture does proceed with any Additional Opportunity, Crown shall have the right, but not the obligation, to obtain an equity interest in each such Additional

Opportunity of no less than 10% and no greater than 50% (with MCNIC obtaining the remaining interest). If the Management Committee determines not to proceed with the Additional Opportunity, any Member of the Joint Venture may then do so alone, subject to the Back-In Option, discussed below, of the nonparticipating Member.

 If either Member desires to develop any interests in real property, fixtures or improvements within the State of Utah relating to the processing of oil sands, bitumen, asphaltum or other minerals or mineral resources into asphalt, performance grade asphalt, synthetic crude oil, diesel fuel, or any other product produced using the intellectual property covered by the Crown Sublicense or any derivation thereof (an "AMI Opportunity"), the AMI Opportunity must first be offered to the Joint Venture. Crown or the Company, shall then have the option, but not the obligation, of acquiring (i) up to a 50% equity interest if the AMI Opportunity relates to, or is designed for, the production and sale of asphalt or performance grade asphalt; or, (ii) up to a 66 % equity interest if the AMI Opportunity relates to the production of synthetic crude oil, diesel fuel or any other similar products.

 If the Joint Venture elects not to proceed with the AMI Opportunity, the Member who brought the opportunity to the Joint Venture may proceed alone and the nonparticipating Member shall have no further interest in the activity covered by such opportunity. Except as limited in the discussion above, each Member of the Joint Venture shall have the right to independently engage in any business activities except that MCNIC shall not be entitled to use Crown's technology provided to the Joint Venture in connection with such activities.

  The Back-In Option

 The Back-in Option is a means by which the Member which initially elects not to participate in a plant may subsequently participate at a later date upon favorable terms. The Back-in Option shall apply if:

      (i) Crown elects not to proceed with construction of the Initial Plant following the completion of the detailed engineering
     (and MCNIC elects to proceed);

       (ii) either Member elects not to participate in the construction of a Subsequent Plant; or

        (iii) either Member elects not to participate in an Additional Opportunity.

In the case of Crown's election not to participate in the Initial Plant, Crown shall be entitled to receive a 50% interest in such Plant following MCNIC's achievement of a 200% payout, as defined below. In the case of any Subsequent Plants or Additional Opportunity, Crown shall be entitled to a 60% interest in the particular plant or opportunity if it is the non-participating Member, and MCNIC shall be entitled to a 40% interest if it is the non-participating Member, after the participating Member has achieved a 200% payout of the costs of the respective facility.

  Distributions; Allocations of Profits and Losses

 The Management Committee shall cause the Joint Venture to distribute Available Cash, as defined within the Operating Agreement, to the Members quarterly, within 30 days following the end of each quarter. Distributions will be made in connection with the respective capital account balances after taking into account all allocations for profits and losses. Except as expressly stated within the Operating Agreement, allocations for profits and losses shall be made to the Members in accordance with their respective interests in the Joint Venture.

  Restrictions on Transfers of Interests; "Tag Along Rights"

 Additional Members may not be admitted to the Joint Venture without the prior written consent of all Members. In addition, in the event that a Member (the "Soliciting Member") proposes to sell or otherwise dispose of all or any part of its membership interest in the Joint Venture, it must first notify the other Member (the "Notified Member"), of such intent. The Notified Member shall then have the option to present the Soliciting Member with an offer to purchase its interest. The Soliciting Member shall, in turn, have the option of accepting the Notified Member's offer or of selling its interest to a third party for a higher price.

 Following the receipt by a Member of an offer to purchase its interest in the Joint Venture from a third party, the remaining Member may require the third party purchaser to also purchase a proportionate share of its interests on identical terms. If Crown is the non-transferring Member, the notice pursuant to which the "Tag Along Rights" are triggered must also expressly indicate whether the third party intends to remove Crown as the Joint Venture operator under the Management Agreement, described below.

  Dissolution and Termination

 The Joint Venture may be dissolved upon:

      (i) the consent in writing of all Members,

       (ii) the election by any nondefaulting Member following written notice to the Joint Venture that the other Member is in default of any material obligation under the Agreement and the failure of such default to be cured (or efforts to cure commenced) within 90 days;

        (iii) the sale of all, or substantially all, of the assets of the Joint Venture,

       (iv) the occurrence of an event under the Act that causes the dissolution of a limited liability company;

      (v) unless the Members unanimously agree otherwise, the failure of the Joint Venture to commence construction of the Initial
     Plant by January 1, 1999; or

       (vi) if after commencement of construction of the Initial Plant, MCNIC has the right to, and does, withhold Capital
      Contributions necessary to complete construction of the Initial Plant for a period of 24 months.

 Upon dissolution, the Management Committee shall appoint one or more liquidators to wind up the affairs of the Joint Venture. If the Joint Venture is dissolved at any time prior to commencement of the construction of the Initial Plant, the oil sands reserves and the technology will revert 100% back to Crown. Should the Joint Venture be dissolved at any time after commencement of the construction of the Initial Plant, the liquidator of the Joint Venture shall not have the right to sell the oil sands reserves or the technology as part of the winding up process, but rather such reserves and technology shall be distributed to Crown to the extent of Crown's adjusted capital account balance. Any oil sands reserves which remain following the foregoing distribution to Crown may be distributed in kind to MCNIC.

 During the five year period following the above distribution of oil sands reserves in kind, either Member may only develop the reserves it has received from the Joint Venture after giving the other Member the opportunity to participate in such development in the same manner and on the same terms as such Member would have been entitled to participate if such development were an AMI Opportunity (see above).

  Indemnification

 Crown will indemnify MCNIC and the Joint Venture against (i) any claims, demands, causes of action, losses or damages incurred with respect to the oil sands reserves which accrued prior to the time Crown contributed the reserves to the Joint Venture; (ii) any violation or breach of applicable environmental laws by the Company or by Crown or their respective predecessors in title; or (iii) any breach of any representation, warranty or covenant by Crown. The sole remedy of MCNIC for any claim relating to the loss of title to any portion of the reserves shall be Crown's obligation to contribute to the Joint Venture the amount of such loss or damage incurred up to $500,000 in the aggregate.

 MCNIC is also required to indemnify Crown, the Company and the Joint Venture against any losses from any claims, demands, causes of action, losses, damages, liabilities, costs and expenses incurred by any of the foregoing parties which result from a breach by MCNIC of any warranty, agreement or covenant.

  The Guaranty

 MCNIC has required and the Company has agreed that the Company will guarantee, for a period of two years, the obligations of Crown under the Joint Venture agreements.

  Management Agreement

 Pursuant to a "Management Agreement", Crown will act as the "Operator" of the Initial Plant upon commencement of operations. Under the Management Agreement, Crown will act as an independent contractor to the Joint Venture and will (i) manage, supervise and conduct the operations of the Joint Venture; (ii) carry out the terms of the Annual Operating Plan adopted and approved by the Management Committee of the Joint Venture; (iii) implement the decisions made and instructions given from time to time by the Management Committee. As compensation for the services rendered under the Management Agreement, Crown will receive (i) a monthly fee of $3,000; (ii) the payment of all out-of-pocket expenses incurred through the performance of its duties; (iii) the payment of the reasonable salaries, wages, overtime and other similar compensation paid to employees who are employed full time in connection with the operations of the Joint Venture; and (iv) a monthly home office overhead charge of $10,000.

 During the first two years, Crown may be removed as Operator only for "good cause" as defined within the Management Agreement. After this initial term, the agreement will automatically renew for unlimited succeeding one year terms unless either party indicates its desire to not renew within 90 days of the expiration of the term. Also following the expiration of the initial term, the Joint Venture may challenge Crown's status as Operator on economic grounds by serving written notice to Crown that it believes that the operations of the Plant may be conducted more efficiently and cheaply and that it is willing to become the Operator (or has a bona fide commitment from a third party to do so) on a reduced charge basis. Following the receipt of the economic challenge, Crown will have 30 days to notify the Joint Venture that it elects to (i) allow the Joint Venture, or its designee, to become the Operator under the proposed terms, or (ii) continue as the Operator under the proposed terms.

Tax Effects of Contributing the Oil Sands Reserves and Technology to the Joint Venture

 Because the contribution of the oil sands reserves and the technology to the Joint Venture will constitute a tax free transaction by the Company, the Shareholders will not suffer an adverse tax affect as a result.
                RIGHTS OF DISSENTING SHAREHOLDERS

Requirements of Utah Law.

 Under Utah law, a Shareholder who has perfected dissenter's rights with respect to the MCNIC Joint Venture will be entitled to receive in cash the fair value of his shares of the Company's Common Stock, if and when the Company contributes its property to the MCNIC Joint Venture, as described above. To perfect dissenter's rights, a Shareholder must comply with the requirements included in Part 13 of Chapter 10a of Title 16 of the Utah Code.

 The following is a summary of steps that Shareholders must take for effective exercise of dissenters' rights. This summary is qualified in its entirety by reference to the provisions of Utah law creating and governing dissenters' rights, a copy of which is included as Appendix "B" to this Proxy Statement. Any Shareholder contemplating the exercise of dissenters' rights is urged to review Appendix "B" carefully.

 1. Action At or Prior to Special Meetings. A Shareholder wishing to assert dissenters' rights must NOT vote in favor of the MCNIC Joint Venture, and the Shareholder must send or deliver a notice of dissent to the Company prior to or at the Annual Meeting, but before the vote on the MCNIC Joint Venture is taken.

 2. Shareholder Status. To claim dissenters' rights, a Shareholders must have been a shareholder of the Company on the Record Date.

 3.  Information and Payment to Be Submitted By the Company.
Within 10 days after the vote on the MCNIC Joint Venture, the Company must notify all Shareholders who informed the Company prior to the vote that they would claim dissenters' rights of the results of the vote and with respect to the process to be followed for redeeming the dissenting Shareholders' shares for cash as provided in the Utah Code. The Company will provide financial information and its calculation of the fair market value of the Company's shares, along with a check for the same amount, as part of the information required to be provided to dissenting shareholders.

 4. Acceptance of Payment For Shares. Any Shareholder who accepts the Company's calculation and offer of fair value for his shares in the Company will be deemed to have settled with the Company unless within 60 days of receiving the Company's offer, the dissenting Shareholder commences an action in Third District Court in Salt Lake City to dispute the Company's valuation of the dissenting shares.

     If a dissenting Shareholder votes against the transfer of oil sands reserves and related technology to the MCNIC Joint Venture but otherwise fails to perfect a dissent, or who notifies the Company of his intent to dissent, but then votes in favor of the transfer to the MCNIC Joint Venture shall have effectively lost his or her right to appraisal of and payment for the fair value of his or her shares, and such dissenting Shareholder shall be treated identically to a nondissenting Shareholder.

  ANY SHAREHOLDER CONTEMPLATING THE EXERCISE OF DISSENTERS'
 RIGHTS WITH RESPECT TO HIS OR HER SHARES IS URGED TO REVIEW
 CAREFULLY THE PROVISIONS OF APPENDIX "B" INASMUCH AS
 DISSENTERS' RIGHTS MAY BE LOST IF THE REQUIREMENTS OF UTAH LAW
 ARE NOT FULLY AND PRECISELY SATISFIED.

Tax Consequences to Dissenting Shareholders.

  The redemption of a dissenting Shareholder's shares in the Company by the Company pursuant to Utah law, as described above, is equivalent to a sale of such shares under Federal and State income tax laws. The cash received from the Company will be taxable as a capital gain to the extent the value received from the Company is in excess of the dissenting Shareholder's basis in his shares. Whether the gain will be taxed as long term capital gains or short term capital gains will depend on how long the dissenting shareholder has held his shares.

 Dissenting shareholders should consult their own tax advisor(s) for a full understanding the tax effects on them from and exercise of dissenters rights in connection with the MCNIC Joint Venture.
                      SHAREHOLDER PROPOSALS

 Any proposals that shareholders of the Company desire to have presented at the Company's 1998 Annual Meeting of Shareholders must be received by the Company, at its principal office, no later than April 15, 1998, or within a reasonable period of time prior to the solicitation of proxies for such meeting. All such proposals should be transmitted to the Company by Certified United States Mail, with return receipt requested.

       COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

 Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file certain reports regarding ownership of and transactions in the Company's securities with the Securities and Exchange Commission

(the "SEC"). Such officers, directors and ten-percent stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

 Based solely on its review of copies of such forms or "no filings required" letters received by it, the Company believes that during the fiscal year ended December 31, 1996, all of its officers, directors and ten percent shareholders complied with all applicable requirements of Section 16(a).

                         OTHER MATTERS

 The Company knows of no other matters that will be presented at the 1997 Annual Meeting of Shareholders. If any other matter properly comes before the Meeting, it is the intention of the persons named as proxies on the Proxy Cards to vote all common shares represented by such Proxy Cards in accordance with the directions of the present Board of Directors.

                         By Order of the Board of Directors



                         Richard S. Rawdin
                         Secretary

                         APPENDIX  "A"

     THE CROWN ENERGY LONG TERM EQUITY-BASED INCENTIVE PLAN

Section 1.  Purpose

Crown Energy Corporation, a Utah corporation (the "Company"), hereby establishes the Crown Energy Long Term Equity-Based Incentive Plan (the"Plan") to promote the interests of the Company and its shareholders through the (i) attraction and retention of executive officers and other key employees essential to the success of the Company; (ii) motivation of executive officers and other key employees using performance-related incentives linked to long-range performance goals and the interests of Company shareholders; and (iii) enabling of such employees to share in the long-term growth and success of the Company. The Plan permits the grant of Nonqualified Stock Options as the Board, in its sole and complete discretion, may determine to be appropriate in carrying out the intent and purposes of this Plan.

Section 2.  Definitions

When used in the Plan, the following terms shall have the meanings set forth below:

     2.1 "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 under the Exchange Act.

     2.2 "Agreement" or "Option Agreement" means a written agreement between the Company and a Participant implementing the grant, and setting forth the particular terms, conditions and restriction of each Award.

     2.3  "Award" means a grant under the Plan of Nonqualified
     Stock Options.

     2.4 "Award Date" or "Grant Date" means the date on which an Award is made by the Board under the Plan.

     2.5 "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.

     2.6 "Board" or "Board of Directors" means the Board of Directors of the Company.

     2.7 "Cashless Exercise" means the exercise of an Option by the Participant through the use of a brokerage firm to make payment to the Company of the exercise price either from the proceeds of a loan to the Participant from the brokerage firm or from the proceeds of the sale of Stock issued pursuant to the exercise of the Option, and upon receipt of such payment, the Company delivers the exercised Shares to the brokerage firm.

     2.8 "Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

      (a) Any Person, corporation or other entity or group, including any "group" as defined in Section 13(d)(3) of the Exchange Act, becomes the Beneficial Owner of Share of the Company having 20% (excluding those shares acquired by third parties through direct negotiations with the Board of Directors) or more of the total number of votes that may be cast for the election of directors of the Company; or

      (b) As the result of, or in connection with, any tender or exchange offer, merger or other business combination, sale of assets, sale of securities, contested election, or any combination of the foregoing (a "Transaction"), the persons who were directors of the Company immediately before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company or its assets; or

      (c) If at any time: (i) the Company shall consolidate or merge with any other Person and the Company shall not be the continuing or surviving corporation; (ii) any Person shall consolidate or merge with the Company, and the Company shall be the continuing or surviving corporation and in connection therewith, all or part of the outstanding Stock shall be converted into, or exchanged for, stock or other securities of any other Person or cash or any other property; (iii) the Company shall be a party to a statutory share exchange with any other Person after which the Company is a Subsidiary of any other Person; or (iv) the Company shall sell or otherwise transfer 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons.

     2.9 "Code" means the Internal Revenue Code of 1986 and the rules and regulations promulgated thereunder, or any successor law, as amended from time to time.

        2.10 "Common Stock" or "Stock" means the Common Stock of the Company or such other security or right or instrument into which such Common stock may be changed or converted in the future.

        2.11 "Company" means Crown Energy Corporation, including all Affiliates and wholly-owned subsidiaries, or any successor thereto.

        2.12 "Designated Beneficiary" means the beneficiary designated by the Participant, pursuant to procedures established by the Board, to receive amounts due to the Participant in the event of the Participant's death. If the Participant does not make an effective designation, then the Designated
        Beneficiary will be deemed to be the Participant's estate.

        2.13 "Disability" means (i) the mental or physical disability of the Participant defined as "Disability under the terms of the Crown Energy Corporation Employee Long-Term Disability

        Income Plan, as amended from time to time in accordance with the provisions of such plan; or (ii) a determination by the Board, in its sole discretion, of total disability (based on medical evidence) that precludes the Participant from engaging in any occupation or employment for wage or profit for at least twelve moths and appears to be permanent. All decisions by the Board relating to a Participant's Disability (including a decision that a Participant is not disabled), shall be final and binding on all parties.

        2.14 "Divestiture" means the sale of, or closing by, the Company of the business operations in which the Participant is employed.

        2.15 "Exchange Act" means the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, or any successor law as amended from time to time.

        2.16 "Executive Officer" means any employee considered by the Company to be an Executive Officer.

        2.17 "Fair Market Value" means, on any given date, the closing price of Stock as reported on the Electronic Bulletin
        Board.

        2.18 "Full-time Employee" means an individual who is employed by the Company or a Subsidiary in a customary employer-employee relationship, is on the payroll of the Company or such Subsidiary, and is designated in the internal payroll or other records of the Company or a Subsidiary as a regular, full-time employee. This designation excludes all leased employees (within the meaning of Code Section
        414(n)), part-time employees, temporary employees, or contract employees, as well as all consultants to, the Company.

        2.19 "Key Employee" means a Full-time Employee who is an officer or other key employee of the Company or its Subsidiaries as designated or determined by the Board.

        2.20 "Nonqualified Stock Option" or "NQSO" means an option to purchase Stock, granted under Article 6 herein, which is not intended to qualify as, or constitute an Incentive
        Stock Option.

        2.21    "Option" means a Nonqualified Stock Option.

        2.22 "Participant' means a Key Employee who has been granted an Award under the Plan.

        2.23 "Performance Criteria" means the objectives established by the Board for a Performance Period, for the purpose of determining when an Award subject to such objectives has been earned.

        2.24    "Person" shall have the meaning ascribed to such term in
        Section 3(a)(9) of the Exchange Act and used in Sections
        13(d) and 14(d) thereof, including a "group" as defined in
        Section 13(d).

        2.25 "Plan" means the Crown Energy Corporation Long-Term Incentive Plan as herein established and as hereafter amended from time to time.

        2.26 "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act as adopted in Exchange Act Release No. 34-
        37269 (May 30, 1996), or any successor rule as amended from time to time.

        2.27 "Section 162(m)" means Section 162(m) of the Code, or any successor section under the Code, as amended from time to time and as interpreted by final or proposed regulations promulgated thereunder from time to time.

        2.28 "Securities Act" means the Securities Act of 1933 and the rules and regulations promulgated thereunder, or any successor law, as amended from time to time.

        2.29    "Stock" or "Shares" means the Common Stock of the Company.


        2.30 "Subsidiary" means a corporation in which the Company owns, either directly or through one or more of its Subsidiaries, at least 50% of the total combined voting power of all classes of stock.

Section 3.  Administration

         3.1 The Board. The Plan shall be administered and interpreted by the Board which shall have full authority, discretion and power necessary or desirable for such administration and interpretation. The express grant in this Plan of any specific power to the Board shall not be construed as limiting any power or authority of the Board. In its sole and complete discretion the Board may adopt, alter, suspend and repeal any such administrative rules, regulations, guidelines, and practices governing the operation of the Plan as it shall from time to time deem advisable. In addition to any other powers and, subject to the provisions of the Plan, the Board shall have the following specific power: (i) to determine the terms and conditions upon which Awards may be made and exercised;
         (ii) to determine the Participants to which Awards shall be made; (iii) to determine all terms and provisions of each Agreement, which need not be identical for types of Awards nor for the same type of Award to different Participants; (iv) to construe and interpret all terms, conditions and provisions of the Plan and all Agreements;
         (v) to establish, amend, or waive rules or regulations for the Plan's administration; (vi) to accelerate the exercisability of any Award, the length of a Performance Period or the termination of any Period of Restriction; and (vii) to make all other determinations and take all other actions necessary or advisable for the administration or interpretation of the Plan. The Board may seek the assistance or advice of any persons it deems necessary to the proper administration of the Plan.

         3.2 Board Decisions. Unless strictly and expressly prohibited by law, all determinations and decisions made by the Board pursuant to the provisions of this Plan shall be final, conclusive, and binding upon all persons, including Participants, Designated Beneficiaries, the Company, its shareholders and employees.

         3.3      Rule 16b-3 and Section 162(m) Requirements.
         Notwithstanding any other provision of the Plan, the Board may impose such conditions on any Award as it may deem to be advisable or required to satisfy the requirements of Rule 16b-3 or Section 162(m).

Section 4.  Eligibility

The Board shall have sole and complete discretion in determining those Key Employees who shall participate in the Plan. The Board may request recommendations for individual awards from the Company's Chief Executive Officer and may delegate to the Chief Executive Officer the authority to make Awards to Participants who are not Executive Officers of the Company.

Section 5.  Shares Subject to the Plan

         5.1 Number of Shares. Subject to adjustment as provided for in Section 5.4 below, the maximum aggregate number of Shares that may be issued pursuant to Awards made under the Plan shall not exceed 2,000,000 Shares. Shares of Common Stock may be available from the authorized but unissued Shares or Shares purchased in the open market for purposes of the Plan. Except as provided in Section
         5.2 and 5.3 herein, the issuance of Shares in connection with the exercise of, or as other payment for, Awards under the Plan shall reduce the number of Shares available for future Awards under the Plan.

         5.2 Lapsed Awards or Forfeited Shares. In the event that (i)
         any Option granted under the Plan terminates, expires, or lapses for any reason without having been exercised in accordance with its terms, the Options subject to such Award shall thereafter be again available for grant of an Award under the Plan.

         5.3 Delivery of Shares as Payment. In the event a Participant pays for any Option through the delivery of previously acquired shares of Common Stock, the number of shares of Common Stock available for Awards under the Plan shall be increased by the number of shares surrendered by the Participant.

         5.4 Capital Adjustments. The Option Price and the aggregate number shall be subject to adjustment, if any, as the Board deems appropriate, based on the occurrence of a number of specified and non-specified events. Such specified events are discussed in this Section 5.4, but such discussion is not intended to provide an exhaustive list of such events which may necessitate adjustments.

                          (a)     If the outstanding Shares are
increased, decreased or
                 exchanged through merger, consolidation, sale of all or substantially all of the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution in respect to such Shares, for a different number or type of Shares, or if additional Shares or new or different Shares are distributed with respect to such Shares, an appropriate and proportionate adjustment shall be made in: (i) the maximum number of shares of Stock available for the Plan as provided in Section 5.1 herein,
                 (ii) the type of shares or other securities available for the Plan, (iii) the number of shares of Stock subject to any then outstanding Awards under the Plan, and (iv) the price (including Exercise Price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Awards, but without change in the aggregate purchase price as to which such Options remain exercisable or Restricted Stock releasable.

                    (b) In the event other events not specified above in this
            Section 5.4, such as any extraordinary cash dividend, split-up, reverse split, spin-off, combination, exchange of share, warrants or rights offering to purchase Common Stock, or other similar corporate event, affect the Common Stock such that an adjustment is necessary to maintain the benefits or potential benefits intended to be provided under this Plan, then the Board its discretion may make adjustments to any or all of (i) the number and type of shares which thereafter may be optioned and sold or awarded under the Plan, (ii) the grant, exercise or conversion price of any Award made under the Plan thereafter, and (iii) the number and price (including Exercise Price) of each share of Stock (or other kind of shares or securities) subject to the then outstanding Awards.

                    (c) Any adjustment made by the Board pursuant to the
            provisions of this Section 5.4 shall be final, binding and conclusive. A notice of such adjustment, including identification of the event causing such adjustment, the calculation method of such adjustment, and the change in price and the number of shares of Stock, or securities, cash or property purchasable subject to each Award shall be sent to each Participant. No fractional interests shall be issued under the Plan based on such adjustments.

Section 6.  Stock Options

         6.1 Grant of Stock Options. Subject to the terms and provisions of the Plan and applicable law, the Board, at any time and from time to time, may grant Options to Key Employees as it shall determine. The Board shall have sole and complete discretion in determining the number of Options granted, the Option Price (as hereinafter defined), the duration of the Option, the number of Shares to which an Option pertains, any conditions imposed upon the exercisability or the transferability of the Options, including vesting conditions, the conditions under which the Option may be terminated, and any such other provisions as may be warranted to comply with the law or rules of any securities trading system or stock exchange. Each Option grant shall have such specified terms and conditions detailed in an Option Agreement.

         6.2 Option Price. The exercise price per share of Stock covered by an Option ("Option Price") shall be determined on the Grant Date by the Board; provided that the Option
         Price shall not be less than 100% of the Fair Market
         Value of the Common Stock on the Grant Date.

         6.3 Exercisability. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Board shall determine, which will be specified in the Option Agreement and need not be the same for each Participant. However, no Option granted under the Plan may be exercisable until the expiration of at least six months after the Grant Date
         (except that such limitations shall not apply in the case of death or Disability of the Participant, or a Change in Control), nor after the expiration of ten years from the Grant Date.

         6.4 Method of Exercise. Options shall be exercised by the delivery of a written notice from the Participant to the Company in a form prescribed by the Board setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option price shall be payable to the Company in full in cash, or its equivalent, or by delivery of Shares of Stock (not subject to any security interest or pledge) having a Fair market Value at the time of exercise equal to the exercise price of the Shares, or by a combination of the foregoing. In addition, at the request of the Participant, and subject to applicable laws and regulations, the Company may (but shall not be required to) cooperate in a Cashless Exercise of the Option. As soon as practicable, after receipt of written notice and full payment of the exercise price, the Company shall deliver to the Participant a stock certificate, issued in the Participant's name, evidencing the number of Shares with respect to which the Option was exercised.

Section 7.  Change in Control

Notwithstanding any other provision of this Plan, in the event of a Change in Control: (i) all outstanding Options shall immediately become fully vested and exercisable; (ii) all Periods of Restriction shall be deemed to have been completed;
(iii) all Performance Criteria shall be deemed to have been satisfied in full; and (iv) all other restrictions of any kind applicable to all outstanding awards shall be deemed to have lapsed or been satisfied in full; provided that none of the effects described in (i) - (iv) above shall occur if the Change in Control, or the transaction, event or occurrence causing the Change in Control was duly and effectively approved in advance by the affirmative vote of a majority of the company's Board of Directors.

Section 7.  General Provisions

         7.1 Plan Term. The Plan was adopted by the Board on September 2, 1997, and became effective upon receiving shareholder approval on October 21, 1997. The Plan shall terminate December 31, 2006; however, all Awards made prior to, and which are outstanding on such date, shall remain valid in accordance with their terms and conditions.

         7.2 Withholding. The Company shall have the right to deduct or withhold, or require a Participant to remit to the Company, any taxes required by law to be withheld from Awards made under this Plan. In the event an Award is paid in the form of Common Stock, the Board may require the Participant to remit to the Company the amount of any taxes required to be withheld from such payment in Common
         Stock, or in lieu thereof, the Company may withhold (or the Participant may be provided the opportunity to elect to tender) the number of shares of Common Stock equal in Fair market Value to the amount required to be withheld.

         7.3 Awards. Each Award granted under the Plan shall be evidenced in a corresponding Award Agreement provided in writing to the Participant, which shall specify the terms, conditions and any rules applicable to the Award, including but not limited to the effect of a Change in Control, or death, Disability, Divestiture, Early Retirement, Normal Retirement or other termination of employment of the Participant on the Award.

         7.4 Nontransferability. Except with respect to Nonqualified Stock Option, no Award granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, except by will or the laws of descent and distribution. Further, no lien, obligation, or liability of the Participant may be assigned to any right or interest of any participant in an Award under this Plan.

         7.5 No Right to Employment. Neither the Plan, nor any Award made, or any other action taken, hereunder shall be construed as giving any Participant or other person any right of employment or continued employment with the Company.

         7.6 Rights as Shareholder. Subject to the terms and conditions of each particular Award, no Participant or Designated Beneficiary shall be deemed a shareholder of the Company nor having rights as such with respect to any shares of Common Stock to be provided under the Plan until he or she has become the holder of such shares.

         7.7 Construction of the Plan. The Plan and all Agreements shall be governed, construed, interpreted and administered in accordance with the laws of the State of Utah. In the event any provision of the Plan or any Agreement shall be held invalid, illegal or unenforceable, in whole or in part, for any reason, such determination shall not affect the validity, legality or enforceability of any remaining provision, portion of provision or Plan overall, which shall remain in full force and effect as if the Plan had been absent the invalid illegal or unenforceable provision or portion thereof.


         7.8 Amendment of Plan. The Board or the Board of Directors may amend, suspend, or terminate the Plan or any potion thereof at any time, provided such amendment is made with shareholder approval if and to the extent such approval is necessary to comply with any legal requirement, including for these purposes any approval requirement which is a requirement for the performance-based compensation exception under Code section 162(m).

         7.9 Amendment of Award. In its sole and complete discretion, the Board may at any time amend any Award for the following reasons: (i) additions and/or changes to the Code, any federal or state securities law, or other law or regulations applicable to the Award, are made prior to the Grant Date, and the Board determines that such additions and/or changes have some effect on the Award;
         or (ii) any other event not described in clause (i) occurs and the Participant gives his or her consent to such amendment.

        7.10 Exemption from Computation of Compensation for Other Purposes. By acceptance of an applicable Award under this Plan, subject to the conditions of such Award, each Participant shall be considered in agreement that all shares of Stock sold or awarded and all Options granted under this Plan shall be considered extraordinary, special incentive compensation and will not be included as "earning," "wages," "salary" or "compensation" in any pension, welfare, life insurance, or other employee benefit arrangement of the Company.

        7.11 Legend. In its sole and complete discretion, the Board may elect to legend certificates representing Shares sold or awarded under the Plan, to make appropriate references to the restrictions imposed on such Shares.

        7.12 Certain Participants. All Award Agreements for Participants subject to Section 16(b) of the Exchange Act shall be deemed to include any such additional terms, conditions, limitations and provisions as Rule 16b-3 requires, unless the Board in its discretion determines that any such Award should not be governed by Rule 16b-3. All performance-based Awards to Covered Participants shall be deemed to include any such additional terms, conditions, limitations and provisions as are necessary to comply with the performance-based compensation exemption of Code
        Section 162(m), unless the Board, in its discretion, determines that any such Award is not intended to qualify for the exemption for performance-based compensation under Code Section 162(m).

                        EXECUTED on this ___ day of ____________, 1997.

                                          CROWN ENERGY CORPORATION


                                          By:____________________________

                           APPENDIX B

                            PART 13
                       DISSENTERS' RIGHTS

16-10a-1301.  Definitions.
        For purposes of Part 13:
                 (1)     "Beneficial shareholder" means the
person who is a
        beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.
                 (2)     "Corporation" means the issuer of
 the shares held by a
        dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.
                 (3)     "Dissenter" means a shareholder who is
entitled to
        dissent from corporate action under Section 16-10a-1302 and who exercises that right when and in the manner required by Sections 16-10a-1320 through 16-10a-1328.
                 (4)     "Fair value" with respect to a
dissenter's shares, means
        the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action.
                 (5)     "Interest" means interest from the
 effective date of the
        corporate action until the date of payment, at the statutory rate set forth in Section 15-1-1, compounded annually.
                 (6)     "Record shareholder" means the person
 in whose name
        shares are registered on the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent the beneficial owner is recognized by the corporation as the shareholder as provided in Section 16-10a-723.
                 (7) "Shareholder" means the record shareholder or the beneficial shareholder.

16-10a-1302.  Right to Dissent.
        (1) A shareholder, whether or not entitled to vote, is entitled to dissent from, and obtain payment of the fair value of shares held by him in the event of, any of the following corporate actions:
                 (a)     consummation of a plan of merger to
which the corporation
        is a party if:
                     (i)  shareholder approval is required for
the merger by
         Section 16-10a-1103 or the articles of incorporation; or
                     (ii) the corporation is a subsidiary that is merged with
         its parent under Section 16-10a-1104;
                 (b) consummation of a plan of share exchange to which the
        corporation is a party as the corporation whose shares will be acquired;
                 (c) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under Subsection 16-10a-1202(1), but not including a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale; and
                 (d) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to Subsection 16-10a-1202(2).
        (2) A shareholder is entitled to dissent and obtain payment of the fair value of his shares in the event of any other corporate action to the extent the articles of incorporation, bylaws, or a resolution of the board of directors so provides.

        (3) Notwithstanding the other provisions of this part, except to the extent otherwise provided in the articles of incorporation, bylaws, or a resolution of the board of directors, and subject to the limitations set forth in Subsection (4), a shareholder is not entitled to dissent and obtain payment under Subsection (1) of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal
Securities Exchange Act of 1934, as amended, or on the National
Market System of the National Association of Securities Dealers
Automated Quotation System, or were held of record by more than 2,000 shareholders, at the time of:
                 (a) the record date fixed under Section 16-10a-707 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;
                 (b) the record date fixed under Section 16-10a-704 to determine shareholders entitled to sign writings consenting to the proposed corporation action; or
                 (c) the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.
        (4) The limitation set forth in Subsection (3) does not apply if the shareholder will receive for his shares, pursuant to the corporate action, anything except:
                 (a)     shares of the corporation surviving the
 consummation of
        the plan of merger or share exchange;
                 (b)     shares of a corporation which at the
effective date of
        the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or will be held of record by more than 2,000 shareholders;
                 (c)     cash in lieu of fractional shares; or
                 (d)     any combination of the shares described
 in Subsection
        (4), or cash in lieu of fractional shares.
        (5) A shareholder entitled to dissent and obtain payment for his shares under this part may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to him or to the corporation.

16-10a-1303.  Dissent by nominees and beneficial owners.
        (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if the shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states the dissent and the name and address of each person on whose behalf dissenters' rights are being asserted. The rights of a partial dissenter under this subsection are determined as if the shares as to which the shareholder dissents and the other shares held of record by him were registered in the names of different shareholders.
        (2) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:
                 (a)     the beneficial shareholder causes the
 corporation to
        receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and
                 (b)     the beneficial shareholder dissents
with respect to all
        shares of which he is the beneficial shareholder.
        (3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each beneficial shareholder must certify to the corporation that both he and the record shareholders of all shares owned beneficially by him have asserted, or will timely assert, dissenters' rights as to all the shares unlimited on the ability to exercise dissenters' rights. The certification requirement must be stated in the dissenters' notice given pursuant to Section 16-10a-1322.

16-10a-1320.  Notice of dissenters' rights.
        (1) If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is submitted to a vote at a shareholders' meeting, the meeting notice must be sent to all shareholders of the corporation as of the applicable record date, whether or not they are entitled to vote at the meeting. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this part. The notice must be accompanied by a copy of this part and the materials, if any, that under this chapter are required to be given the shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as required by this subsection does not affect any action taken at the shareholders' meeting for which the notice was to have been given.
        (2) If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is authorized without a meeting of shareholders pursuant to Section 16-10a-704, any written or oral solicitation of a shareholder to execute a written consent to the action contemplated by Section 16-10a-704 must be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this part, by a copy of this part, and by the materials, if any, that under this chapter would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give written notice as provided by this subsection does not affect any action taken pursuant to Section 16-10a-704 for which the notice was to have been given.

16-10a-1321. Demand for payment - Eligibility and notice of intent.
        (1) If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights:
                 (a)     must cause the corporation to receive,
 before the vote is
        taken, written notice of his intent to demand payment for shares if the proposed action is effectuated; and
                 (b)     may not vote any of his shares in favor
 of the proposed
        action.
        (2) If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is authorized without a meeting of shareholders pursuant to Section 16-10a-704, a shareholder who wishes to assert dissenters' rights may not execute a writing consenting to the proposed corporate action.
        (3) In order to be entitled to payment for shares under this part, unless otherwise provided in the articles of incorporation, bylaws, or a resolution adopted by the board of directors, a shareholder must have been a shareholder with respect to the shares for which payment is demanded as of the date the proposed corporate action creating dissenters' rights under Section 16-10a-1302 is approved by the shareholder, if shareholder approval is required, or as of the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.
        (4) A shareholder who does not satisfy the requirements of Subsection (1) through (3) is not entitled to payment for shares under this part.

16-10a-1322.  Dissenters' notice.
        (1) If proposed corporate action creating dissenters' rights under Section 16-10a-1302 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this part.
        (2) The dissenters' notice required by Subsection (1) must be sent no later than ten days after the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302, and shall:
                 (a)     state that the corporate action was
authorized and the
        effective date or proposed effective date of the corporate action;
                 (b) state an address at which the corporation will receive payment demands and an address at which certificates for certificated shares must be deposited;
                 (c)     inform holders of uncertificated shares
 to what extent
        transfer of the shares will be restricted after the payment demand is received;
                 (d)     supply a form for demanding payment,
which form requests
        a dissenter to state an address to which payment is to be made;
                 (e) set a date by which the corporation must receive the
        payment demand and by which certificates for certificated shares must be deposited at the address indicated in the dissenters' notice, which dates may not be fewer than 30 nor more than 70 days after the date the dissenters' notice required by Subsection (1) is given;
                 (f)     state the requirement contemplated by
 Subsection 16-10a-
        1303(3), if the requirement is imposed; and
                 (g)     be accompanied by a copy of this part.

16-10a-1323.  Procedure to demand payment.
        (1) A shareholder who is given a dissenters' notice described in Section 16-10a-1322, who meets the requirements of
Section 16-10a-1321, and wishes to assert dissenters' rights must, in accordance with the terms of the dissenters' notice:
                 (a)     cause the corporation to receive a
payment demand, which
        may be the payment demand form contemplated in Subsection 16-10a-1322(2)(d), duly completed, or may be stated in another writing;
                 (b) deposit certificates for his certificated shares in
        accordance with the terms of the dissenters' notice; and
                 (c)     if required by the corporation in the
 dissenters' notice
        described in Section 16-10a-1322, as contemplated by Section 16-10a-1327, certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10a-1302.
        (2) A shareholder who demand payment in accordance with Subsection (1) retains all rights of a shareholder except the right to transfer the shares until the effective date of the proposed corporate action giving rise to the exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of the corporate action.
        (3) A shareholder who does not demand payment and deposit share certificates as required, by the date or dates set in the dissenters' notice, is not entitled to payment for shares under this part.

16-10a-1324.  Uncertificated shares.
        (1) Upon receipt of a demand for payment under Section 16-10a-1323 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer of the shares until the proposed corporate action is taken or the restrictions are released under Section 16-10a-1326.
        (2) In all other respects, the provisions of Section 16-10a-1323 apply to shareholders who own uncertificated shares.

16-10a-1325.  Payment.
        (1) Except as provided in Section 16-10a-1327, upon the later of the effective date of the corporate action creating
dissenters' rights under Section 16-10a-1302, and receipt by the corporation of each payment demand pursuant to Section 16-10a-
1323, the corporation shall pay the amount the corporation
estimates to be the fair value of the dissenters' shares, plus interest to each dissenter who has complied with Section 16-10a-
1323, and who meets the requirements of Section 16-10a-1321, and who has not yet received payment.
        (2) Each payment made pursuant to Subsection (1) must be
accompanied by:
                     (a)     (i)  (A)  the corporation's balance
 sheet as of the end
            of its most recent fiscal year, or if not available, a
            fiscal year ending not more than 16 months before the date of payment;
                             (B)  an income statement for that year;
                             (C)  a statement of changes in
 shareholders' equity for
            that year and a statement of cash flow for that year, if
            the corporation customarily provides such statements to shareholders; and
                             (D)  the latest available interim
 financial statements,
            if any;
                     (ii) the balance sheet and statements referred to in Subsection (i) must be audited if the corporation customarily provides audited financial statements to shareholders;
                 (b)     a statement of the corporation's estimate
 of the fair
        value of the shares and the amount of interest payable with respect to the shares;
                 (c)     a statement of the dissenters' right to
 demand payment
        under Section 16-10a-1328; and
                 (d)     a copy of this part.

16-10a-1326.  Failure to take action.
        (1) If the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302 does not occur within 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10a-1322, the corporation shall return all deposited certificates and release the transfer restrictions imposed on uncertificated shares, and all shareholders who submitted a demand for payment pursuant to Section 16-10a-1323 shall thereafter have all rights of a shareholder as if no demand for payment had been made.
        (2) If the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302 occurs more than 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in
Section 16-10a-1322, then the corporation shall send a new dissenters' notice, as provided in Section 16-10a-1322, and the provisions of Sections 16-10a-1323 through 16-10a-1328 shall again be applicable.

16-10a-1327. Special provisions relating to shares acquired after announcement of proposed corporate action.
        (1) A corporation may, with the dissenters' notice given pursuant to Section 16-10a-1322, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under
Section 16-10a-1302 and state that a shareholder who asserts dissenters' rights must certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not certify in writing, in or with the payment demand that he or the person on whose behalf the dissenters' rights are being asserted, acquired beneficial ownership of the shares before that date, the corporation may, in lieu of making the payment provided in Section 16-10a-1325, offer to make payment if the dissenter agrees to accept it in full satisfaction of his demand.
        (2) An offer to make payment under Subsection (1) shall include or be accompanied by the information required by Subsection 16-10a-1325(2).

16-10a-1328. Procedure for shareholder dissatisfied with payment or offer.
        (1) A dissenter who has not accepted an offer made by a corporation under Section 16-10a-1327 may notify the corporation in writing of his own estimate of the fair value of his shares and demand payment of the estimated amount, plus interest, less any payment made under Section 16-10a-1325, if:
                 (a)     the dissenter believes that the
 amount paid under Section
        16-10a-1325 or offered under Section 16-10a-1327 is less than the fair value of the shares;
                 (b)     the corporation fails to make payment
 under Section 16-
        10a-1325 within 60 days after the date set by the corporation as the date by which it must receive the payment demand; or
                 (c)     the corporation, having failed to take
 the proposed
        corporate action creating dissenters' rights, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by Section 16-10a-1326.
        (2) A dissenter waives the right to demand payment under this section unless he causes the corporation to receive the notice required by Subsection (1) within 30 days after the corporation made or offered payment for his shares.

16-10a-1330.  Judicial appraisal of shares - Court action.
        (1) If a demand for payment under Section 16-10a-1328 remains unresolved, the corporation shall commence a proceeding within 60 days after receiving the payment demand contemplated by
Section 16-10a-1328, and petition the court to determine the fair value of the shares and the amount of interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unresolved the amount demanded.
        (2) The corporation shall commence the proceeding described in Subsection (1) in the district court of the county in this state where the corporation's principal office, or if it has no principal office in this state, the county where its registered office is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with, or whose shares were acquired by, the foreign corporation was located.
        (3) The corporation shall make all dissenters who have satisfied the requirements of Sections 16-10a-1321, 16-10a-1323, and 16-10a-1328, whether or not they are residents of this state whose demands remain unresolved, parties to the proceeding commenced under Subsection (2) as an action against their shares. All such dissenters who are named as parties must be served with a copy of the petition. Service on each dissenter may be by registered or certified mail to the address stated in his payment demand made pursuant to Section 16-10a-1328. If no address is stated in the payment demand, service may be made at the address stated in the payment demand given pursuant to
Section 16-10a-1323. If no address is stated in the payment demand, service may be made at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares. Service may also be made otherwise as provided by law.
        (4) The jurisdiction of the court in which the proceeding is commenced under Subsection (2) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value.
The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
        (5) Each dissenter made a party to the proceeding commenced under Subsection (2) is entitled to judgment:
                 (a)     for the amount, if any, by which
 the court finds that the
        fair value of his shares, plus interest, exceeds the amount paid by the corporation pursuant to Section 16-10a-1325; or
                 (b)     for the fair value, plus
interest, of the dissenters'
        after-acquired shares for which the corporation elected to withhold payment under Section 16-10a-1327.

16-10a-1331.  Court costs and counsel fees.
        (1) The court in an appraisal proceeding commenced under
Section 16-10a-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds that the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under Section 16-10a-1328.
        (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:
                 (a)     against the corporation and
 in favor of any or all
        dissenters if the court finds the corporation did not substantially comply with the requirements of Sections 16-10a-1320 through 16-10a-1328; or
                 (b)     against either the corporation or
 one or more dissenters,
        in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this part.
        (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefitted.

245341.02

PROXY
CROWN ENERGY CORPORATION
215 South State Street, Suite 550, Salt Lake City, UT  84111
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The Undersigned stockholder of CROWN ENERGY
CORPORATION (the "Company") hereby appoints JAMES A. MIDDLETON and the Corporate
Secretary of Crown Energy Corporation as proxies of the
 undersigned, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all shares of Common Stock of the Company at the annual meeting of stockholders of the Company to be held on Tuesday, October 21, 1997, at 2:30 p.m., Mountain Standard Time, in Salon I of the
Doubletree Hotel, 255 South West Temple, Salt Lake City, Utah, and any adjournment or postponement thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directors indicated below.

PROPOSAL 1 -- Election of Directors:
  (__) FOR all four nominees listed below.
  (__) WITHHOLD AUTHORITY to vote for all four nominees for director listed below.
         (__) FOR all four nominees for director listed below, except WITHHOLD AUTHORITY to vote for the nominee(s) whose name(s)
       is (are) lined through.
       Nominees:  James A. Middleton, Jay Mealey,
Thomas W. Bachtell, Richard S. Rawdin

PROPOSAL 2 -- Appointment of Pritchett, Siler and Hardy as
the Independent Accountants for the Corporation.
     (__)  FOR   (__)  AGAINST     (__)  ABSTAIN

PROPOSAL 3 -- Approval of Crown Energy Long-Term Equity-Based
Incentive Compensation Plan.
     (__)  FOR   (__)  AGAINST     (__)  ABSTAIN

PROPOSAL 4 -- Approval of Transfer of Tar Sands Reserves and
Related Technology to a Joint Venture with MCN Investment
Corporation.
     (__)  FOR   (__)  AGAINST     (__)  ABSTAIN


PROXY
CROWN ENERGY CORPORATION
215 South State Street, Suite 550, Salt Lake City, UT  84111
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The Undersigned stockholder of CROWN ENERGY CORPORATION
 (the "Company") hereby appoints JAMES A. MIDDLETON and the Corporate Secretary of Crown Energy Corporation as proxies of the undersigned, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all shares of Common Stock of the Company at the annual meeting of stockholders of the Company to be held on Tuesday, October 21, 1997, at 2:30 p.m., Mountain Standard Time, in Salon I of the
Doubletree Hotel, 255 South West Temple, Salt Lake City, Utah,
 and any adjournment or postponement thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directors indicated below.

PROPOSAL 1 -- Election of Directors:
  (__) FOR all four nominees listed below.
  (__) WITHHOLD AUTHORITY to vote for all four nominees for director listed below.
         (__) FOR all four nominees for director listed below, except WITHHOLD AUTHORITY to vote for the nominee(s) whose name(s)
       is (are) lined through.
       Nominees:  James A. Middleton, Jay Mealey,
Thomas W. Bachtell, Richard S. Rawdin

PROPOSAL 2 -- Appointment of Pritchett, Siler and Hardy as the
 Independent Accountants for the Corporation.
     (__)  FOR   (__)  AGAINST     (__)  ABSTAIN

PROPOSAL 3 -- Approval of Crown Energy Long-Term Equity-Based
 Incentive Compensation Plan.
     (__)  FOR   (__)  AGAINST     (__)  ABSTAIN

PROPOSAL 4 -- Approval of Transfer of Oil Sands Reserves
and Related Technology to a Joint Venture with MCN Investment
Corporation.
     (__)  FOR   (__)  AGAINST     (__)  ABSTAIN

PROXY
CROWN ENERGY CORPORATION
215 South State Street, Suite 550, Salt Lake City, UT  84111
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The Undersigned stockholder of CROWN ENERGY CORPORATION
 (the "Company") hereby appoints JAMES A. MIDDLETON and the Corporate Secretary of Crown Energy Corporation as proxies of the undersigned, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all
 shares of Common Stock of the Company at the annual meeting of stockholders of the Company to be held on Tuesday, October 21, 1997, at 2:30 p.m., Mountain Standard Time,
 in Salon I of the
Doubletree Hotel, 255 South West Temple, Salt Lake City, Utah,
 and any adjournment or postponement thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directors indicated below.

PROPOSAL 1 -- Election of Directors:
  (__) FOR all four nominees listed below.
  (__) WITHHOLD AUTHORITY to vote for all four nominees for director listed below.
         (__) FOR all four nominees for director listed below, except WITHHOLD AUTHORITY to vote for the nominee(s) whose name(s)
       is (are) lined through.
       Nominees:  James A. Middleton, Jay Mealey,
Thomas W. Bachtell, Richard S. Rawdin

PROPOSAL 2 -- Appointment of Pritchett, Siler and Hardy as
the Independent Accountants for the Corporation.
     (__)  FOR   (__)  AGAINST     (__)  ABSTAIN

PROPOSAL 3 -- Approval of Crown Energy Long-Term Equity-Based
Incentive Compensation Plan.
     (__)  FOR   (__)  AGAINST     (__)  ABSTAIN

PROPOSAL 4 -- Approval of Transfer of Oil Sands Reserves
 and Related Technology to a Joint Venture with MCN Investment
Corporation.
     (__)  FOR   (__)  AGAINST     (__)  ABSTAIN
  This proxy
 when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, the Proxy will be voted "FOR" the nominees of the Board of Directors in the election of directors and "FOR" all other proposals. This proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the meeting or any adjournment or postponement thereof.

  THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE
 OF ANNUAL MEETING, THE PROXY STATEMENT FURNISHED IN CONNECTION
THEREWITH AND THE ANNUAL REPORT AND HEREBY RATIFIES ALL
THAT THE SAID DIRECTORS AND PROXIES MAY DO BY VIRTUE HEREOF.

                                     Dated:
                                      ,                    1997
                                                      (Complete Date)




                                                  (Stockholder's Signature)




                                                  (Stockholder's Signature)
                      NOTE: Please mark, date and sign this proxy card and return it to the address on the reverse side of this card. Please sign as your name appears on the label. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority. Corporations please sign with full corporate name by a duly authorized officer and affix corporate seal.







  This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, the Proxy will be voted "FOR" the nominees of the Board of Directors in the election of directors and "FOR"
all other proposals. This proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the meeting or any adjournment or postponement thereof.

  THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE
 NOTICE OF ANNUAL MEETING, THE PROXY STATEMENT FURNISHED
 IN CONNECTION
THEREWITH AND THE ANNUAL REPORT AND HEREBY RATIFIES ALL
 THAT THE SAID DIRECTORS AND PROXIES MAY DO BY VIRTUE HEREOF.

                                     Dated:
                                      ,                    1997
                                                      (Complete Date)




                                                  (Stockholder's Signature)




                                                  (Stockholder's Signature)

                   NOTE: Please mark, date and sign this proxy card and return it to the address on the reverse side of this card. Please sign as your name appears on the label. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority. Corporations please sign with full corporate name by a duly authorized officer and affix corporate seal.








  This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, the Proxy will be voted "FOR" the nominees of the Board of Directors in the election of directors and "FOR" all other proposals. This proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the meeting or any adjournment or postponement thereof.

  THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE
 OF ANNUAL MEETING, THE PROXY STATEMENT FURNISHED IN CONNECTION
THEREWITH AND THE ANNUAL REPORT AND HEREBY RATIFIES ALL
 THAT THE SAID DIRECTORS AND PROXIES MAY DO BY VIRTUE HEREOF.

                                     Dated:
                                      ,                    1997
                                                      (Complete Date)




                                                  (Stockholder's Signature)



                                                  (Stockholder's Signature)

               NOTE:  Please mark, date and sign this proxy
              card and return it to the address on the reverse side of this card. Please sign as your name appears on the label. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority.
            Corporations please sign with full corporate name by a duly authorized officer and affix corporate seal.


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